SECURITIES PURCHASE AGREEMENT
SECURITIES PURCHASE AGREEMENT (the “Agreement“), dated as of April 27 , 2026, by and among Senti Holdings, Inc. a Delaware corporation (the “Company”), Senti Biosciences, Inc., a Delaware corporation, Senti Biosciences Holdings, Inc., a Delaware corporation, and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”). “Issuer” means (i) prior to the completion of the Holding Company Reorganization (as defined herein), Senti Biosciences, Inc. and (ii) from and after the completion of the Holding Company Reorganization, Senti Biosciences Holdings, Inc.
WHEREAS:
1.The Company, Senti Biosciences, Inc., Senti Biosciences Holdings, Inc. and the Buyers desire to enter into this transaction to purchase the Notes (as defined below) pursuant to an exemption from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(a)(2) of the Securities Act, or Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.
2.The Company has authorized a new series of senior secured convertible notes of the Company, in the form attached hereto as Exhibit A (the “Notes”), which Notes shall be exchangeable for shares of common stock, par value $0.0001 per share, of the Issuer (the “Issuer Common Stock”) or convertible into common stock of the Company (the “Company Common Stock”) in accordance with the terms of the Notes (all shares of Issuer Common Stock issued or issuable pursuant to the terms of the Notes, including, without limitation, upon exchange or otherwise, collectively, the “Exchange Shares” and, together with the Notes and the Company Common Stock, the “Securities”).
3.Each Buyer wishes to purchase, severally and not jointly, and the Company wishes to sell at the Initial Closing (as defined below), upon the terms and conditions stated in this Agreement, that aggregate principal amount of Notes set forth opposite such Buyer’s name in column 3(a) on the Schedule of Buyers attached hereto (which aggregate principal amount for all Buyers shall be $10,000,000 (the “Initial Notes”)).
4.Each of CPIF II-7 Limited, an exempted company incorporated under the laws of Cayman Islands (the “Lead Investor”), and each such other Buyer as may be identified by Lead Investor may, in its sole and absolute discretion, elect to purchase, and the Company then wishes to sell at the Additional Closing, upon the terms and conditions stated in this Agreement, up to that aggregate principal amount of Notes set forth opposite such Buyer’s name in column (3)(b) on the Schedule of Buyers attached hereto (which aggregate principal amount for all Buyers shall be $30,000,000) (the “Additional Notes”). For the avoidance of doubt, the Initial Notes and the Additional Notes are collectively referred to herein as the Notes.
5.The Notes will be senior indebtedness of the Company and will be guaranteed on a senior basis by the Issuer and by all direct and indirect Subsidiaries (as defined below) of the Company and the Issuer (other than the Company), currently formed or formed in the future, as evidenced by a guarantee agreement, in the form attached hereto as Exhibit B (as amended or modified from time to time in accordance with its terms, the “Guarantee”), and will be secured by a first priority perfected security interest (subject to Permitted Liens under and as defined in the Notes) in all of the current and future assets (other than certain Excluded Assets (as defined in the Security Agreement (as defined below)) of the Company, the Issuer, and all direct and indirect Subsidiaries of the Company, created or acquired in the future and subject to certain exclusions and limitations, as evidenced by a pledge and security agreement, in the form attached hereto as Exhibit C (as amended or modified from time to time in accordance with its terms, the “Security Agreement”).

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6.In connection with this Agreement, Senti Biosciences, Inc., Senti Biosciences Holdings, Inc., the Company and the Buyers will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which the Issuer will agree to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.
    NOW, THEREFORE, the Company, the Issuer and each Buyer hereby agree as follows:
1.PURCHASE AND SALE OF NOTES.
(a)Purchase of Notes.
(i)Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer, severally, but not jointly, agrees to purchase from the Company, the Initial Notes in the original principal amount as is set forth opposite such Buyer’s name in column 3(a) of the Schedule of Buyers attached (the “Initial Closing”).
(ii)Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below and following the proper delivery of an Additional Closing Notice (defined below), the Company shall issue and sell to each Buyer, and each Buyer, severally, but not jointly, agrees to purchase from the Company, the Additional Notes in an aggregate principal amount as is set forth opposite such Buyer’s name in column 3(b) of the Schedule of Buyers attached (the “Additional Closing” and, together with the Initial Closing, each a “Closing”).
(a)Closing Date.
(i)Initial Closing Date. The date and time of the Initial Closing (the “Initial Closing Date”) shall be 10:00 a.m., New York City time, within fifteen (15) Business Days from the date hereof (or such other date and time as is mutually agreed to in writing by the Company, the Issuer and the Lead Investor) after notification of satisfaction (or waiver) of the conditions to the Initial Closing set forth in Sections 6 and 7 below at the offices of McDermott Will & Schulte LLP, 919 Third Avenue, New York, New York 10022. The Initial Closing may also be undertaken remotely by electronic transfer of Initial Closing documentation.
(ii)Additional Closing Date. The Lead Investor may, in its sole and absolute discretion, at any time following the Initial Closing Date, subject to the satisfaction or waiver of the applicable conditions set forth in Section 7, elect to purchase Additional Notes from the Company by delivering to the Company a notice (an “Additional Closing Notice”) and the Company shall then, subject to the satisfaction or waiver of the applicable conditions set forth in Section 6, agree to issue and sell to the Lead Investor, on the Additional Closing Date (defined below), such aggregate principal amount of Additional Notes.
(1)Upon receipt of an Additional Closing Notice, the Company shall promptly, but in any event within two (2) Business Days of receipt of the Additional Closing Notice, provide notice to each Buyer of the Lead Investor’s election under the Additional Closing Notice (each such notice, a “Buyer Notice”). The Buyer may participate in the Additional Closing by providing a written notice to the Company within five (5) Business Days after the Company’s delivery to such Buyer of a Buyer's Notice, indicating such Buyer's election to participate in the Additional Closing and specifying the aggregate principal amount of Additional Notes it so wishes to purchase, which aggregate principal amount shall not exceed the aggregate principal amount set forth opposite such Buyer’s name in column (3)(b) on the Schedule of Buyers.
(2)The Additional Closing will occur, after notification of satisfaction (or waiver) of the conditions to the Additional Closing set forth in Sections 6 and 7,

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on the tenth (10th) Business Day after the date the Lead Investor delivers an Additional Closing Notice to the Company (unless otherwise mutually agreed to by the Company and the Lead Investor) (the “Additional Closing Date” and, together with the Initial Closing Date, each a “Closing Date”) at 10:00 a.m., New York City time at the offices of offices of McDermott Will & Schulte LLP, 919 Third Avenue, New York, New York 10022. The Additional Closing may also be undertaken remotely by electronic transfer of Additional Closing documentation. For the avoidance of doubt, no Additional Closing Date shall take place later than six (6) months after the Initial Closing Date.
(b)Form of Payment. The purchase price for each Note shall be equal to the original principal amount thereof (the “Purchase Price”), subject to the Structuring Discount (as defined below). On each Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Notes to be issued and sold to such Buyer at such Closing (less, in the case of the Lead Investor, the amounts withheld pursuant to Section 4(g)), by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (ii) the Company shall deliver to each Buyer the Notes (allocated in the principal amounts as such Buyer shall request) which such Buyer is then purchasing hereunder, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.
2.BUYER’S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants with respect to only itself that, as of the date hereof and as of each Closing Date:
(a)Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.
(b)Validity; Enforcement. This Agreement has been, and at the Closing, the Registration Rights Agreement will have been, duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(c)No Conflict. The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of such Buyer to perform its obligations hereunder.
(d)    No Public Sale or Distribution. Such Buyer (i) is acquiring its Note, and (ii) upon exchange of its Note will acquire the Exchange Shares issuable upon exchange thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Buyer does not agree to, or make any representation or warranty regarding its intent to, hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities in violation of applicable securities laws. For purposes of this

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Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any government or any department or agency thereof.
(e)    Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.
(f)    Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.
(g)    Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Notes that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein. Such Buyer understands that its investment in the Notes involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Notes.
(h)    No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Notes or the fairness or suitability of the investment in the Notes nor have such authorities passed upon or endorsed the merits of the offering of the Notes.
(i)    Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel selected by such Buyer, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 (“Rule 144”) or Rule 144A (“Rule 144A”) promulgated under the Securities Act (or a successor rule thereto); (ii) any sale of the Securities made in reliance on Rule 144 or Rule 144A may be made only in accordance with the terms of Rule 144 or Rule 144A and further, if Rule 144 and Rule 144A are not applicable, any resale of the Securities under circumstances in which the seller (or the Person) through whom the sale is made may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined below), including, without limitation, this Section 2(h).
(j)    Legends. Such Buyer understands that the certificates or other instruments representing the Notes and, until such time as the resale of the Exchange Shares have been registered under the Securities Act, the stock certificates representing the Exchange Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

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NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXCHANGEABLE OR CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY (IF REQUESTED BY THE COMPANY), THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT, OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.
The legend set forth above shall be removed and the Company or the Issuer, as applicable, shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company or the Issuer, as applicable, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the Securities Act, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A. The Issuer shall be responsible for the fees of Continental Stock Transfer & Trust Company (including any successor transfer agent, the “Transfer Agent”) and all DTC fees associated with such issuance. The Issuer shall cause its counsel to issue a legal opinion to the Transfer Agent promptly if required by the Transfer Agent, and/or to any Buyer if requested by such Buyer, to effect the removal of the legend hereunder.
The Company and the Issuer acknowledge and agree that each Buyer does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.

3.REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE ISSUER. The Company and the Issuer represent and warrant to each of the Buyers that, as of the date hereof and as of each Closing Date:
(a)Organization and Power.
(i)The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite power and authority to enter into and perform its obligations under each of this Agreement and the Notes.
(ii)The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted and described in the SEC Reports and is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where such failure to be in good standing or to have such

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power and authority or to so qualify would not reasonably be expected to have any material adverse effect on, or any development that would reasonably be expected to result in a material adverse effect, in or affecting (i) the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Company, the Issuer and the Subsidiaries, individually or taken as a whole, whether or not occurring in the ordinary course of business, or (ii) on the transactions contemplated hereby or the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or (iii) on the authority or ability of the Company to perform its obligations under the Transaction Documents or (iv) on the legality, validity, binding effect or enforceability of any of the Transaction Documents (collectively a “Material Adverse Effect”). “SEC Reports” means (a) the Issuer’s most recently filed Annual Report on Form 10-K and (b) all Quarterly Reports on Form 10-Q or Current Reports on Form 8-K filed or furnished (as applicable) by the Issuer following the end of the most recent fiscal year for which an Annual Report on Form 10-K has been filed, together in each case with any documents incorporated by reference therein or exhibits thereto.
(iii)Each of the Issuer’s Subsidiaries is (i) duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite power and authority to carry on its business as now conducted and to own or lease its properties and (ii) qualified to do business as a foreign corporation and in good standing in each jurisdiction in which such qualification is required, except in each case as would not cause a Material Adverse Effect.
(b)Capitalization.
(i)The Issuer’s disclosure of its authorized, issued and outstanding capital stock, including disclosure of its issued and outstanding common stock, common stock options, restricted stock units, performance stock units, and obligations to potentially issue shares of common stock pursuant to earnouts or the GeneFab Option, on the cover page and in the chart in Note 6 of the Issuer’s Form 10-K for the year ended December 31, 2025 (the “Capitalization Date”) was accurate in all material respects as of the date indicated in such SEC Report. Since the date indicated in such SEC Report, except as set forth in Schedule 3(b)(i), there has not been any change in the Issuer’s capital stock, including in any options, restricted stock units, performance stock units or other obligations to issue shares of common stock. All of the issued and outstanding shares of the Issuer’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable; none of such shares were issued in violation of any preemptive rights; and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties.
(ii)The Exchange Shares have been duly authorized and, when issued in accordance with the terms hereof and the terms of the Notes, will be duly authorized and validly issued and fully paid and non-assessable and will not be subject to any preemptive right, right of first refusal or similar right or any restrictions on transfer under applicable Law or any mortgage, loan or credit agreement, indenture, bond, note, deed of trust, lease, sublease, license, contract or other agreement (each, a “Contract”) to which the Company, the Issuer or any of its Subsidiaries is a party, other than, in the case of restrictions on transfer, those under applicable state and federal securities laws and Section 2(i) of this Agreement. No share of Issuer Common Stock has been, and none of the Exchange Shares will be when issued, issued in violation of any preemptive right arising by operation of any memorandum of association, certificate of incorporation, certificate of formation, bylaws, any certificate of designations or other constituent documents of any of Company, the Issuer or any of their respective Subsidiaries or any Contract, or otherwise. None of the Securities will be when issued subject to any restrictions on transfer under applicable Law or any Contract to which the Company, the Issuer or any of its Subsidiaries is a party, other than, in the case of restrictions on transfer, those under applicable state and federal securities laws, and Section 2(i) of this Agreement. When issued in accordance with the terms hereof and the terms of the Notes, the Securities will be free and clear of all Liens (other than Liens incurred by Buyer or its Affiliates, restrictions arising under applicable securities laws, or restrictions imposed by this Agreement, the Notes or the Registration Rights Agreement).

(iii)No Person is entitled to preemptive or similar statutory or contractual rights with respect to the issuance by the Company or the Issuer of any securities of the Company or the Issuer, including, without limitation, the Securities.

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(iv)Except for the Registration Rights Agreement, the Voting Agreements, or otherwise irrevocably waived by all of the parties thereto, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company or the Issuer and any of their respective securityholders relating to the securities of the Company or the Issuer held by them.
(v)Except as otherwise expressly described in this Section 3(b) or as disclosed in Schedule 3(b)(v): (i) no subscription, warrant, option, convertible security or other right, commitment, agreement, arrangement issued by the Company or the Issuer or any other obligation of the Company or the Issuer to purchase or acquire any shares of capital stock of the Company or the Issuer is authorized or outstanding; (ii) there is no commitment, agreement, arrangement or obligation of the Company or the Issuer to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute capital stock of, or other equity or voting interest (or voting debt) in, the Company or the Issuer; (iii) neither the Company nor the Issuer has any obligation to purchase, redeem or otherwise acquire any shares of its capital stock or to pay any dividend or make any other distribution in respect thereof; (iv) there are no obligations of the Company or the Issuer to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interests (or voting debt) in, the Company or the Issuer; (v) there are no outstanding shares of capital stock of, or other equity or voting interests of any character in, the Company or the Issuer as of the date hereof other than, with respect to the Issuer, shares that have become outstanding after the Capitalization Date which were reserved for issuance as described in the portion of the SEC Reports described in Section 3(b)(i) or pursuant to the exercise or vesting, as applicable, after the Capitalization Date, of outstanding stock options, restricted stock units, warrants or performance-based restricted stock units described in this Section 3(b), or stock options, restricted stock units, warrants or performance-based restricted stock units issued and subsequently exercised or vested, as applicable, after the Capitalization Date; (vi) there are no agreements, arrangements or commitments between the Company or the Issuer and any Person relating to the acquisition, disposition or voting of the capital stock of, or other equity or voting interest (or voting debt) in, the Company or the Issuer; and (vii) there are no equity appreciation, phantom equity, profit participation or similar rights with respect to the Company or the Issuer or any of their capital stock or equity interests.
(c)Registration Rights. Except as set forth in the Transaction Documents or as disclosed in the SEC Reports, the Issuer is presently not under any obligation, and has not granted any rights, to register under the Securities Act any of the Issuer’s presently outstanding securities or any of its securities that may hereafter be issued, other than such rights and obligations that have expired or been satisfied or waived.
(d)Authorization; Enforcement; Validity. Each of the Company and the Issuer and the Subsidiaries has the requisite power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Notes, the Voting Agreements (as defined in Section 7(xx)), the Security Documents (as defined below) and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) to which it is a party and to issue the Securities, as applicable, in accordance with the terms hereof and thereof. “Security Documents” means the Guarantees, the Security Agreement, any and all account control agreements, financing statements, fixture filings, security agreements, pledges, assignments, mortgages, deeds of trust, opinions of counsel, and all other documents requested by the Collateral Agent (as defined in the Security Agreement) to create, perfect, and continue perfected or to better perfect the Collateral Agent’s security interest in and liens on all of the assets of the Company and each of its Subsidiaries (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), and in order to fully consummate all of the transactions contemplated hereby and under the other Transaction Documents. The execution and delivery of the Transaction Documents by the Company, the Issuer and the Subsidiaries and the consummation by the Company and the Issuer of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the Guarantees and the reservation for issuance and the issuance of the Exchange Shares issuable pursuant to the terms of the Notes have been duly authorized by the Issuer’s Board of Directors, and no further filing, consent, or authorization is required by the Issuer’s Board of Directors or its stockholders (other than the Stockholder

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Approval (as defined below) and the filing with the SEC of one or more Registration Statements (as defined in the Registration Rights Agreement) in accordance with the requirements of the Registration Rights Agreement, the filing of a Form D with the SEC and other filings as may be required by state securities agencies). This Agreement and the other Transaction Documents have been duly executed and delivered by the Company and the Issuer and constitute the legal, valid and binding obligations of the Company and the Issuer, enforceable against the Company and the Issuer, as applicable, in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. Each of the Subsidiaries party to any of the Transaction Documents has the requisite power and authority to enter into and perform its obligations under such Transaction Documents, as applicable. The execution and delivery by the Subsidiaries party to any of the Transaction Documents of such Transaction Documents and the consummation by such Subsidiaries of the transactions contemplated thereby have been duly authorized by such Subsidiaries’ respective boards of directors (or other applicable governing body) and (other than filings as may be required by state securities agencies) no further filing, consent, or authorization is required by such Subsidiaries, their respective boards of directors (or other applicable governing body) or stockholders (or other applicable owners of equity of such Subsidiaries). The Transaction Documents to which any of the Subsidiaries are parties have been duly executed and delivered by such Subsidiaries, and constitute the legal, valid and binding obligations of such Subsidiaries, enforceable against them in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
(e)Valid Issuance. The outstanding shares of Issuer Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Securities to be issued and sold by the Company and the Issuer have been duly authorized and when issued and paid for as contemplated herein in accordance with the terms of the Transaction Documents will be free from all preemptive or similar rights, taxes, liens and charges and other encumbrances with respect to the issue thereof, validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Securities or the issue and sale thereof. As of the Initial Closing, a number of shares of Issuer Common Stock shall have been duly authorized and reserved for issuance with respect to the Notes which equals or exceeds 150% of the maximum number of Exchange Shares issued and issuable pursuant to the terms of the Notes (without taking into account any limitations on the issuance thereof pursuant to the terms of the Notes). Upon issuance pursuant to the terms of the Notes, the Exchange Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Issuer Common Stock.
(f)No Conflict. The execution, delivery and performance of the Transaction Documents by the Company, the Issuer and the Subsidiaries and the consummation by the Company, the Issuer and the Subsidiaries of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and reservation for issuance and issuance of the Exchange Shares) will not (i) result in a violation of the certificate of formation or the limited liability company agreement of the Company, any memorandum of association, certificate of incorporation, certificate of formation, bylaws, any certificate of designations or other constituent documents of any of Company, the Issuer or any of their respective Subsidiaries, any capital stock of the Company, the Issuer or any of its Subsidiaries; (ii) conflict with or result in a breach of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a benefit under any agreement or instrument, credit facility, franchise, license, judgment, order, statute, law, ordinance, rule or regulations (including the listing rules of the Nasdaq Capital Market (the “Principal Market”)), applicable to the Company, the Issuer or any of its Subsidiaries or their respective properties or assets; (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company, the Issuer or any of its Subsidiaries is subject (including federal and state securities laws and regulations) and the rules and regulations (including the Nasdaq listing rules) of any self-regulatory organization to which the Company, the Issuer or any of its Subsidiaries are subject, or by which any of their respective properties or assets are bound or affected; or (iv) result in the creation of any Lien upon any assets of the Company, the Issuer or any of its Subsidiaries or the suspension,

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revocation or forfeiture of any franchise, permit or license granted by a governmental entity to the Company, the Issuer or any of its Subsidiaries, other than Liens under federal or state securities laws, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.
(g)Consents. Assuming the accuracy of the representations and warranties of the Buyers, no consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body (including Nasdaq) is required in connection with the authorization, execution or delivery by the Company or the Issuer of the Transaction Agreements, the issuance and sale of the Securities and the performance by the Company or the Issuer of their respective obligations under the Transaction Agreements, except such as (a) have been or will be obtained or made under the Securities Act or the Exchange Act, (b) the filing of any requisite notices and/or application(s) to the Principal Market for the issuance and sale of the Exchange Shares and the listing of the Exchange Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (c) customary post-closing filings with the SEC or pursuant to state securities laws in connection with the offer and sale of the Securities by the Company and the Issuer, as applicable, in the manner contemplated herein, which will be filed on a timely basis, (d) the filing of the registration statement required to be filed by the Registration Rights Agreement, or (e) such that the failure of which to obtain would not have a Material Adverse Effect. All notices, consents, authorizations, orders, filings and registrations which the Company is required to deliver or obtain prior to the Closing pursuant to the preceding sentence have been obtained or made or will be delivered or obtained or effected, and shall remain in full force and effect, on or prior to each Closing.
(h)SEC Filings; Financial Statements.
(i)The Issuer has filed all forms, statements, certifications, reports and documents required to be filed by it with the SEC under Section 13, 14(a) and 15(d) of the Exchange Act for the one year preceding the date of this Agreement and is in compliance with General Instruction I.A.3 of Form S-3. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the filed SEC Reports complied in all material respects with the applicable requirements of the Exchange Act, and, as of the time they were filed, none of the filed SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments from the SEC staff with respect to the SEC Reports. To the Issuer’s knowledge, none of the SEC Reports are the subject of an ongoing SEC review.
(ii)The financial statements of the Issuer included in the SEC Reports (collectively, the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and fairly present in all material respects the consolidated financial position of the Issuer as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, all in accordance with United States generally accepted accounting principles (“GAAP”) (except as otherwise noted therein, and in the case of unaudited financial statements, as permitted by Form 10-Q under the Exchange Act, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments) applied on a consistent basis throughout the periods therein specified (unless otherwise noted therein). Except as set forth in the Financial Statements filed prior to the date of this Agreement, the Issuer has not incurred any liabilities, contingent or otherwise, except (i) those incurred in the ordinary course of business, consistent with past practices since the date of such financial statements or (ii) liabilities not required under GAAP to be reflected in the Financial Statements, in either case, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.
(i)Absence of Changes. Between December 31, 2025 and the date of this Agreement, (a) the Company and the Issuer have conducted its business only in the ordinary course of business and there have been no material transactions entered into by the Company or the Issuer (except for the execution and performance of this Agreement and the discussions, negotiations and transactions

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related thereto); (b) no material change to any material contract or arrangement by which the Company or the Issuer is bound or to which any of its assets or properties is subject has been entered into that has not been disclosed in the SEC Reports; and (c) there has not been any other event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect; provided, however, that none of the following will be deemed in themselves, either alone or in combination, to constitute, and that none of the following will be taken into account in determining whether there has been or will be, a Material Adverse Effect under this Section 3(i):
(i)any change generally affecting the economy, financial markets or political, economic or regulatory conditions in the United States or any other geographic region in which the Company or the Issuer conducts business, provided that the Company or the Issuer is not disproportionately affected thereby;
(ii)general financial, credit or capital market conditions, including interest rates or exchange rates, or any changes therein, provided that the Company or the Issuer is not disproportionately affected thereby;
(iii)any change that generally affects industries in which the Company or the Issuer and its Subsidiaries conduct business, provided that the Company or the Issuer is not disproportionately affected thereby;
(iv)earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, fires or other natural disasters, weather conditions, global pandemics, epidemic or similar health emergency, and other force majeure events in the United States or any other location, provided that the Company or the Issuer is not disproportionately affected thereby;
(v)national or international political or social conditions (or changes in such conditions), whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack, provided that the Company or the Issuer is not disproportionately affected thereby;
(vi)material changes in laws after the date of this Agreement; and
(vii)in and of itself, any material failure by the Company or the Issuer to meet any published or internally prepared estimates of revenues, expenses, earnings or other economic performance for any period ending on or after the date of this Agreement (it being understood that the facts and circumstances giving rise to such failure may be deemed to constitute, and may be taken into account in determining whether there has been, a Material Adverse Effect to the extent that such facts and circumstances are not otherwise described in clauses (i)-(vi) of this definition).
(j)Absence of Litigation. There is no action, suit, proceeding, arbitration, claim, investigation, charge, complaint or inquiry pending or, to the knowledge of the Company or the Issuer, threatened against the Company, the Issuer or any of its Subsidiaries which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon the Company, the Issuer or any of its Subsidiaries that have had or would reasonably be expected to have a Material Adverse Effect. Neither the Company, the Issuer nor any of its Subsidiaries, nor to the knowledge of the Company or the Issuer, any director or officer of the Company, the Issuer or any of its Subsidiaries, is, or within the last ten years has been, the subject of any action involving a claim of violation of or liability under federal or state securities laws relating to the Company, the Issuer or such Subsidiary or a claim of breach of fiduciary duty relating to the Company, the Issuer or such Subsidiary.
(k)Contracts. Each Contract that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC), in each case, to which the Company, the Issuer or any of its Subsidiaries is a party or by which the Company, the Issuer or any of its Subsidiaries or any of their respective properties or assets is bound (each, a “Material Contract”) is valid and binding on the Company, the Issuer and any of its Subsidiaries to the extent such Person is a party thereto, as

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applicable, and to the knowledge of the Company and the Issuer, each other party thereto, and is in full force and effect, except where the failure to be valid, binding or in full force and effect, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. The Company, the Issuer and each of its Subsidiaries, and, to the knowledge of the Company and the Issuer, any other party thereto, is in compliance in all material respects with all Material Contracts and has performed all obligations required to be performed by it, except where such noncompliance, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.
(l)Compliance with Law; Permits. Neither the Company, the Issuer nor any of its Subsidiaries is, or at any time during the last two years has been, in violation of, or has received any notices of violations with respect to, any laws, statutes, ordinances, rules or regulations (collectively, “Laws”) of any Governmental Entity, except for violations which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Company, the Issuer and its Subsidiaries have all required licenses, permits, certificates and other authorizations (collectively, “Governmental Authorizations”) from such Governmental Entities that are currently necessary for the operation of the business of the Company, the Issuer and its Subsidiaries as currently conducted, except where the failure to possess currently such Governmental Authorizations has not had and is not reasonably expected to have a Material Adverse Effect. Neither the Company, the Issuer, nor any of its Subsidiaries has received any written (or, to the knowledge of the Issuer or the Company, oral) notice regarding any revocation or material modification of any such Governmental Authorization, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, has or would reasonably be expected to result in a Material Adverse Effect.
(m)Labor Matters.
(i)Neither the Company, the Issuer nor any of its Subsidiaries is party to or bound by any collective bargaining agreements or other agreements with labor organizations. To the knowledge of the Company and the Issuer, neither the Company, the Issuer nor any of its Subsidiaries has violated in any material respect any laws, regulations, orders or contract terms affecting the collective bargaining rights of employees or labor organizations, or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.
(ii)No material labor dispute with the employees of the Company, the Issuer or any of its Subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, the Issuer or any of its Subsidiaries, exists or, to the knowledge of the Company and the Issuer, is threatened or imminent.
(n)Intellectual Property. The Company, the Issuer and its Subsidiaries own, or have rights to use, all material inventions, patent applications, patents, trademarks, trade names, service names, service marks, copyrights, trade secrets, know how (including unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other intellectual property as described in the SEC Reports necessary for, or used in the conduct of their respective businesses (including as described in the SEC Reports) (collectively, “Intellectual Property”), except where any failure to own, possess or acquire such Intellectual Property has not had, and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Intellectual Property of the Company, the Issuer and its Subsidiaries has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part. To the knowledge of the Company, the Issuer and each of its Subsidiaries (after reasonable inquiry): (i) there are no third parties who have rights to any Intellectual Property, including no Liens, security interests, or other encumbrances; and (ii) there is no infringement by third parties of any Intellectual Property, except, in each case, which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. No action, suit, or other proceeding is pending, or, to the knowledge of the Company, the Issuer and its Subsidiaries, is threatened: (A) challenging the Company’s, the Issuer’s or any of its Subsidiaries’ rights in or to any Intellectual Property; (B) challenging the validity, enforceability or scope of any Intellectual Property; or (C) alleging that the Company, the Issuer or any of its Subsidiaries infringes, misappropriates, or otherwise violates any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, except, in each case, which, individually or in the aggregate, have not had and would not

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reasonably be expected to have a Material Adverse Effect. The Company, the Issuer and its Subsidiaries have complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company, the Issuer or any of its Subsidiaries in all material respects, and all such agreements are in full force and effect. There are no material defects in any of the patents or patent applications included in the Intellectual Property. The Company, the Issuer and its Subsidiaries have taken all reasonable steps to protect, maintain and safeguard their Intellectual Property.
(o)Subsidiaries. Other than the Company and any Subsidiaries of the Issuer acquired or formed following the filing of the Issuer’s Annual Report on Form 10-K for the year ended December 31, 2025, the Issuer’s Subsidiaries consist solely of all the entities listed on Exhibit 21.1 to the Issuer’s Form 10-K for the year ended December 31, 2025. The Issuer, directly or indirectly, owns of record and beneficially, free and clear of all Liens other than Permitted Liens, all of the issued and outstanding capital stock or equity interests of each of its Subsidiaries. All of the issued and outstanding capital stock or equity interests of the Issuer’s Subsidiaries has been duly authorized and validly issued, were not issued in violation of a preemptive right, right of first refusal or similar right, and in the case of corporations, is fully paid and non-assessable. There are no outstanding rights, options, warrants, preemptive rights, conversion rights, rights of first refusal or similar rights for the purchase or acquisition from any of the Issuer’s Subsidiaries of any securities of such Subsidiaries nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights, conversion rights or rights of first refusal.
(p)Employee Benefits. Except as would not be reasonably likely to result in a Material Adverse Effect, each Benefit Plan has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Internal Revenue Code of 1986, as amended (the “Code”), the Patient Protection and Affordable Care Act of 2010, as amended, and other applicable laws, rules and regulations. The Company, the Issuer and each of its Subsidiaries are in compliance with all applicable federal, state and local laws, rules and regulations regarding employment, except for any failures to comply that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. There is no labor dispute, strike or work stoppage against the Company, the Issuer or any of its Subsidiaries pending or threatened which may interfere with the business activities of the Company, the Issuer or any of its Subsidiaries, except where such dispute, strike or work stoppage is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. “Benefit Plan” or “Benefit Plans” means employee benefit plans as defined in Section 3(3) of ERISA and all other employee benefit practices or arrangements, including, without limitation, any such practices or arrangements providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options or other stock-based compensation, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursements, maintained by the Issuer or to which the Issuer or any of its Subsidiaries is obligated to contribute for employees or former employees of the Issuer and its Subsidiaries.
(q)Taxes. The Company, the Issuer and each of its Subsidiaries have filed all federal, state and foreign income Tax Returns and other Tax Returns required to have been filed under applicable law (or extensions have been duly obtained) and have paid all Taxes required to have been paid by them, except for those which are being contested in good faith and except where failure to file such Tax Returns or pay such Taxes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No assessment in connection with United States federal tax returns has been made against the Company, the Issuer or any of its Subsidiaries. The charges, accruals and reserves on the books of the Company, the Issuer and each of its Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or reassessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect. No audits, examinations, or other proceedings with respect to any material amounts of Taxes of the Company, the Issuer or any of its Subsidiaries are presently in progress or have been asserted or proposed in writing without subsequently being paid, settled or withdrawn. There are no Liens on any of the assets of the Company, the Issuer or any of its Subsidiaries. At all times since inception, the Issuer has been and continues to be classified as a corporation for U.S. federal income tax purposes. Neither the Company, the Issuer nor any of its subsidiaries has been a United States real property holding corporation within the meaning of Code Section 897(c)-2 during the period specified in Code Section 897(c)(1)(A)(ii). “Tax” or “Taxes” means

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any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), whether or not imposed on the Company, including, without limitation, taxes imposed on, or measured by, income, franchise, profits or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes and customs duties.
(r)Environmental Laws. The Company, the Issuer and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits and other Governmental Authorizations required under applicable Environmental Laws to conduct their business and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company nor any of its subsidiaries has received since January 1, 2026, any written notice or other communication (in writing or otherwise), whether from a governmental authority or other Person, that alleges that the Company or any subsidiary is not in compliance with any Environmental Law and, to the knowledge of the Company, there are no circumstances that may prevent or interfere with the Company’s or any subsidiary’s compliance in any material respects with any Environmental Law in the future, except where such failure to comply would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company: (i) no current or (during the time a prior property was leased or controlled by the Company) prior property leased or controlled by the Company or any subsidiary has received since January 1, 2026, any written notice or other communication relating to property owned or leased at any time by the Company, whether from a governmental authority, or other Person, that alleges that such current or prior owner or the Company or any subsidiary is not in compliance with or violated any Environmental Law relating to such property and (ii) the Company has no material liability under any Environmental Law.
(s)Title. Each of the Company, the Issuer and its Subsidiaries has good and marketable title to all personal property owned by it that is material to the business of the Issuer, free and clear of all Liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, the Issuer or its Subsidiaries, as the case may be. Any real property and buildings held under lease by the Company, the Issuer or its Subsidiaries is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company, the Issuer or its Subsidiaries, as the case may be. The Company, the Issuer and its Subsidiaries do not own any real property.
(t)Insurance. The Company, the Issuer and each of its Subsidiaries carry, or are entitled to the benefits of insurance in such amounts and covering such risks that is customary for comparably situated companies and is adequate for the conduct of their respective businesses and the value of their respective real and personal properties (owned or leased) and tangible assets, and each of such insurance policies is in full force and effect, and the Company, the Issuer and each of its Subsidiaries are in compliance in all material respects with the terms of such insurance policies. Other than customary end-of-policy notifications from insurance carriers, since January 1, 2026, none of the Company, the Issuer nor any such Subsidiary has received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any material insurance policy or (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy.
(u)Nasdaq Stock Market. The issued and outstanding shares of Issuer Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “SNTI”. Except as set forth in the SEC Reports, the Issuer is in compliance with all listing requirements of Nasdaq applicable to the Issuer. Except as has been disclosed in an SEC Report, there is no suit, action, proceeding or investigation pending or, to the knowledge of the

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Issuer, threatened against the Issuer by Nasdaq or the SEC, respectively, to prohibit or terminate the listing of the Issuer Common Stock on the Nasdaq Capital Market or to deregister the Issuer Common Stock under the Exchange Act. The Issuer has taken no action as of the date of this Agreement that is designed to, or could reasonably be expected to, terminate the listing of the Issuer Common Stock on the Nasdaq Capital Market or the registration of the Issuer Common Stock under the Exchange Act.
(v)Indebtedness.
(i)As of the date of this Agreement, none of the Company, the Issuer nor any of its Subsidiaries is party to any agreement that by its terms restricts, limits, prohibits or prevents it from paying dividends or other distributions of or on equity interests.
(ii)As of the date of this Agreement, none of the Company, the Issuer nor any of its Subsidiaries is party to any agreement relating to (x) the incurrence or assumption of any indebtedness or to mortgaging, pledging or otherwise placing a Lien on any material portion of the assets of the Company, the Issuer or its Subsidiaries or to mortgaging, pledging or otherwise placing a Lien (other than a Permitted Lien) securing any obligation in excess of $500,000 on any assets of the Company, the Issuer or its Subsidiaries or (y) any guaranty of any indebtedness or other material guaranty.
(w)Sarbanes-Oxley. Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the SEC and the Principal Market, if applicable, thereunder (collectively, the “Sarbanes-Oxley Act”) has been applicable to the Company or the Issuer, there is and has been no failure on the part of the Company or the Issuer to comply in all respects with any provision of the Sarbanes-Oxley Act. The Company and the Issuer have taken all necessary actions to ensure that they are in compliance in all respects with all provisions of the Sarbanes-Oxley Act that are in effect with respect to which the Company or the Issuer is required to comply and are actively taking steps to ensure that they will be in compliance with the other provisions of the Sarbanes-Oxley Act which will become applicable to the Company or the Issuer.
(x)Clinical Data and Regulatory Compliance. (i) All materials, preclinical tests and clinical trials and other studies used to support regulatory approval (collectively, “Studies”) previously conducted or being conducted by the Company are described in, or the results of which are referred to in, the SEC Reports, and the Studies were (and, if still pending, are being) conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such Studies and with standard medical and scientific research procedures for products or product candidates comparable to those being developed by the Company and its subsidiaries and all applicable statutes and all applicable rules and regulations of the FDA or from any other U.S. federal, state or local government or foreign government or Drug Regulatory Agency, or Institutional Review Board, each having jurisdiction over biopharmaceutical products (collectively, the “Regulatory Agencies”); (ii) each description of the results of such Studies is accurate and complete in all material respects and fairly presents the data derived from such Studies, and the Company and its subsidiaries have no knowledge of any other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the SEC Reports when viewed in the context in which such results are described and the stage of development of the Company’s product candidates; (iii) the Company and its subsidiaries have made all such filings and obtained all such approvals as may be required by the Regulatory Agencies for the conduct of its business as described in the SEC Reports, except where such non-compliance would not, individually or in the aggregate, have a Material Adverse Effect; and (iv) neither the Company nor any of its subsidiaries has received any written notice of, or correspondence from, any of the Regulatory Agencies requiring or threatening the termination material modification or suspension of or imposing any clinical hold on any preclinical studies or clinical trials that are described or referred to in the SEC Reports.
(y)Compliance with Health Care Laws. The Company, the Issuer and its Subsidiaries are in compliance in all material respects with all Health Care Laws to the extent applicable to the their respective current businesses. For purposes of this Agreement, “Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. Section 301 et seq.) and the Public Health Service Act (42 U.S.C. Section 201 et seq.), and the regulations promulgated thereunder; (ii) all applicable federal, state, local and foreign health care fraud and abuse laws, including, without limitation,

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the Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)); (iii) HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.); (iv) the European Union (“EU”) Clinical Trials Regulation (Regulation (EU) No. 536/2014); (v) the EU Regulation regarding community procedures for authorization and supervision of medicinal products for human and veterinary use and establishing a European Medicines Agency (Regulation (EC) No. 726/2004); (vi) licensure, quality, safety and accreditation requirements under applicable federal, state, local or foreign laws or regulatory bodies; (vii) all other local, state, federal laws, relating to the regulation of the Company, the Issuer or its Subsidiaries, and (viii) the regulations promulgated pursuant to such statutes. Neither the Company, the Issuer nor any of its Subsidiaries has received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in material violation of any Health Care Laws nor, to the knowledge of the Company and the Issuer, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened. The Company, the Issuer and its Subsidiaries have filed, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission). Neither the Company, the Issuer nor any its Subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. Additionally, neither the Company, the Issuer nor any of its Subsidiaries nor any of their respective employees, officers, directors, or, to the knowledge of the Company and the Issuer, agents has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company and the Issuer, is subject to a governmental inquiry, investigation, proceeding, or other similar action that would reasonably be expected to result in debarment, suspension, or exclusion.
(z)Internal Control Over Financial Reporting. Except as set forth in the SEC Documents, neither the Company nor the Issuer is aware of (a) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the its ability to record, process, summarize and report financial information and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in its internal control over financial reporting.
(aa)Accounting Controls and Disclosure Controls and Procedures. Each of the Company, the Issuer and each of its Subsidiaries maintains, and at all time since January 1, 2024 has maintained, a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance (i) that records are maintained that in reasonable detail accurately and fairly reflect transactions and dispositions of assets, (ii) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (iii) that receipts and expenditures are made only in accordance with authorizations of management and the Board of Directors and (iv) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of assets that could have a material effect on financial statements. Except as disclosed in the SEC Reports filed prior to the date of this Agreement, neither the Company nor the Issuer has not identified any material weaknesses in the design or operation of its internal control over financial reporting. The Issuer’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to provide reasonable assurance that all information (both financial and non-financial) required to be disclosed by the Issuer in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Issuer’s management as appropriate to allow timely decisions regarding required disclosure.
(bb) Price Stabilization. The Company and the Issuer have not, and to their knowledge no one acting on their behalf has, (i) taken or may take, directly or indirectly, any action designed to cause

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or to result, or that would reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company or the Issuer to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation, other than the Structuring Discount, for soliciting purchases of, any of the Securities, or (iii) other than the Structuring Discount, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company or the Issuer.
(cc) Investment Company Act. None of the Company, the Issuer nor any of its Subsidiaries is, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
(dd) No General Solicitation; No Integration or Aggregation. None of the Company, the Issuer nor any Person acting on behalf of the Company or the Issuer has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Securities pursuant to this Agreement. Neither the Company nor the Issuer, nor any Person acting on behalf of the Company or the Issuer, has, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be (i) integrated with the Securities sold pursuant to this Agreement for purposes of the Securities Act or (ii) aggregated with prior offerings by the Issuer for the purposes of the rules and regulations of the Nasdaq Capital Market. Assuming the accuracy of the representations and warranties of the Buyers set forth in Section 2, neither the Company, the Issuer nor any of their respective Affiliates, Subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company or Issuer security or solicited any offers to buy any Company or Issuer security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) and/or Rule 506 of Regulation D promulgated thereunder for the exemption from registration for the transactions contemplated hereby.
(ee) Brokerage Fees; Commissions. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Buyers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with such claim (other than for claims made by Persons engaged by the Buyers). Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.
(ff) Reliance by the Buyers. Each of the Company and the Issuer has a reasonable basis for making each of the representations set forth in this Section 3. Each of the Company and the Issuer acknowledges that each of the Buyers will rely upon the truth and accuracy of, and the Company’s and the Issuer’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company and the Issuer set forth herein.
(gg) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, the Issuer, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Issuer under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Issuer of Issuer Common Stock and which has not been disclosed to the Lead Investor.
(hh) No Conflicts with Sanctions Laws. Neither the Company, the Issuer nor any of its Subsidiaries, nor to the Company’s or the Issuer’s knowledge, any director, officer, employee, affiliate, any agent or other person associated with or acting on behalf of the Company, the Issuer or any of its Subsidiaries or affiliates is, or is directly or indirectly owned or controlled by, a Person that is currently

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the subject or the target of any sanctions administered or enforced by the U.S. government including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Departments of State or Commerce and including, without limitation, the designation as a “Specially Designated National” or on the “Sectoral Sanctions Identifications List” (collectively, “Blocked Persons”), the United Nations Security Council, the European Union, His Majesty’s Treasury or any other relevant sanctions authority (collectively, “Sanctions Laws”); none of the Company, the Issuer, any of its Subsidiaries, nor to the Company’s or the Issuer’s knowledge, any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Company, the Issuer or any of its Subsidiaries or affiliates, is located, organized or resident in a country or territory that is the subject or target of a comprehensive embargo or Sanctions Laws prohibiting trade with the country or territory, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria but for the avoidance of doubt not including Taiwan, Hong Kong and China (each, a “Sanctioned Country”); the Company and the Issuer maintain in effect and enforces policies and procedures designed to ensure compliance by the Company, the Issuer and its Subsidiaries with applicable Sanctions Laws; none of the Company, the Issuer, any of its Subsidiaries, nor to the Company’s or the Issuer’s knowledge, any director, officer, employee, agent, affiliate or other person associated with or acting on behalf of the Company, the Issuer or any of its Subsidiaries or affiliates, acting in any capacity in connection with the operations of the Company or the Issuer, conducts any business with or for the benefit of any Blocked Person or engages in making or receiving any contribution of funds, goods or services to, from or for the benefit of any Blocked Person, or deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to any applicable Sanctions Laws; no action of the Company, the Issuer or any of its Subsidiaries in connection with (i) the execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) the issuance and sale of the Securities, or (iii) the direct or indirect use of proceeds from the Securities or the consummation of any other transaction contemplated hereby or by the other Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any Subsidiary, joint venture partner or other person or entity, for the purpose of (i) unlawfully funding or facilitating any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions Laws, (ii) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions Laws. For the past five (5) years, the Company, the Issuer and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions Laws or with any Sanctioned Country.
(ii) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act, none of the Company, the Issuer, any of their (i) predecessors, (ii) Affiliates, (iii) directors, (iv) executive officers, (v) non-executive officers participating in the placement contemplated by this Agreement, (vi) beneficial owners of 20% or more of its outstanding voting equity securities (calculated on the basis of voting power), (vii) promoters or (viii) investment managers (including any of such investment managers’ directors, executive officers or officers participating in the placement contemplated by this Agreement) or general partners or managing members of such investment managers (including any of such general partners’ or managing members’ directors, executive officers or officers participating in the placement contemplated by this Agreement) (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to the disqualification provisions of Rule 506(d)(1)(i-viii) of Regulation D under the Securities Act (a “Disqualification Event”). The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.
(jj) Other Covered Persons. The Company and the Issuer are not aware of any Person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Securities.
(kk) No Additional Agreements. There are no agreements or understandings between the Company, the Issuer or any of its Subsidiaries and any Buyer with respect to the transactions contemplated by the Transaction Agreements other than (i) as specified in the Transaction Agreements

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and (ii) any side letter agreements with any of the Buyers, which side letters the Company has shared with all Buyers.
(ll) Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, the Issuer and its Subsidiaries and, any of their respective officers, directors, supervisors, managers, agents, or employees are and have at all times been in compliance with and their participation in the offering will not violate: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (B) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.
(mm) Cybersecurity. The Company’s, the Issuer’s and its Subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate, to the knowledge of the Company and the Issuer, for, and operate and perform in all material respects as required in connection with the operation of the business of the Company, the Issuer and its Subsidiaries as currently conducted, and, to the knowledge of the Company and the Issuer, are free and clear of all material Trojan horses, time bombs, malware and other malicious code. The Company, the Issuer and its Subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls designed to maintain and protect the confidentiality, integrity, availability, privacy and security of all sensitive, confidential or regulated data (“Confidential Data”) and Personal Data (defined below) used or maintained in connection with their businesses, and the integrity, availability continuous operation, redundancy and security of all IT Systems. “Personal Data” means the following data used in connection with the Company’s, the Issuer’s and its Subsidiaries’ businesses and in their possession or control: (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or other tax identification number, driver’s license number, passport number, credit card number or bank information; (ii) information that identifies or may reasonably be used to identify an individual and is regulated under applicable Privacy Laws or would qualify as “personal data,” personal information” or similar term under the Privacy laws; and (iii) any information that would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”). To the knowledge of the Company and the Issuer, there have been no breaches, outages or unauthorized uses of or accesses to the Company’s, the Issuer’s or any of its Subsidiaries’ IT Systems, Confidential Data, or Personal Data that would require notification under Privacy Laws (as defined below).
(nn) Antitakeover Provisions. Neither the Company, the Issuer nor any of its Subsidiaries is party to an Antitakeover Provision. “Antitakeover Provisions” means the provisions of any stockholder rights plan or agreement, “poison pill” or substantially similar anti-takeover agreement or any “business combination”, “control share acquisition”, “fair price”, “moratorium” or similar anti-takeover provision under the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, or applicable law (including Section 203 of the DGCL).
(oo) Compliance with Data Privacy Laws. The Company, the Issuer and each of its Subsidiaries are, and in the past three (3) years have been, to the knowledge of the Company and the Issuer, in material compliance with all applicable privacy and data security laws and regulations regarding the collection, use, storage, retention, disclosure, transfer, disposal, or any other processing (collectively “Process” or “Processing”) of Personal Data (collectively, the “Privacy Laws”). The Company, the Issuer and each of its Subsidiaries have in place, comply with, and take appropriate steps intended to

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comply in all material respects with their policies and procedures relating to data privacy and security, and the Processing of Personal Data (the “Privacy Statements”) as well as the Privacy Laws. The Company, the Issuer and each of its Subsidiaries have, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, in the past three (3) years provided accurate notice of their Privacy Statements then in effect to its customers, employees, third party vendors and Representatives. To the knowledge of the Company and the Issuer, none of such disclosures made or contained in any Privacy Statements have been materially inaccurate, misleading, incomplete, or in material violation of any Privacy Laws.
(pp) Transactions with Affiliates and Employees. No relationship, direct or indirect, exists between or among the Company or the Issuer, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or the Issuer, on the other hand, that is required to be described in the SEC Reports that is not so described.
(qq) CFIUS. Neither the Company, the Issuer nor any of its Subsidiaries engages in (a) the design, fabrication, development, testing, production or manufacture of one (1) or more “critical technologies” (as defined in 31 C.F.R. § 800.215); (b) the ownership, operation, maintenance, supply, manufacture, or servicing of “covered investment critical infrastructure” (as defined in 31 C.F.R. § 800.212); or (c) the maintenance or collection, directly or indirectly, of “sensitive personal data” of U.S. citizens (as defined in 31 C.F.R. § 800.241).
(rr) Acknowledgment Regarding Buyer’s Purchase of Securities. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, the Company and the Issuer acknowledge and agree that, other than the Lead Investor, each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, the Issuer or any of its Subsidiaries, (ii) an “affiliate” of the Company, the Issuer or any of its Subsidiaries (as defined in Rule 405 of the Securities Act) or (iii) to the knowledge of the Company and the Issuer, a “beneficial owner” of more than 10% of the shares of Issuer Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company and the Issuer further acknowledge that no Buyer is acting as a financial advisor or fiduciary of the Company, the Issuer or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company and the Issuer further represent to each Buyer that the Company’s and the Issuer’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company, the Issuer and their representatives.
(ss) Dilutive Effect. The Issuer understands and acknowledges that the number of Exchange Shares issuable pursuant to the terms of the Notes will increase in certain circumstances. The Issuer further acknowledges that its obligations to issue Exchange Shares in accordance with this Agreement, the Notes and its Guarantee are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Issuer.
(tt) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company, the Issuer or one of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Issuer in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.
(uu) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.
(vv) Acknowledgement Regarding Buyers’ Trading Activity. The Company and the Issuer acknowledge and agree (i) that none of the Buyers has been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of the Company or the Issuer, or “derivative” securities based on securities issued by the Company or the Issuer or to hold the Securities

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for any specified term; (ii) that past or future open market or other transactions by any Buyer, including, without limitation, short sales or “derivative” transactions, before or after the closing of the transactions contemplated by this Agreement or future transactions, may negatively impact the market price of the Company’s or the Issuer’s publicly-traded securities; (iii) that any Buyer, and counter parties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Issuer Common Stock; and (iv) that such Buyer shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company and the Issuer further understand and acknowledge that (a) one or more Buyers may engage in hedging and/or trading activities at various times during the periods that the Securities are outstanding, including, without limitation, during the period that the value of the Exchange Shares deliverable with respect to Notes are being determined and (b) such hedging and/or trading activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company or the Issuer at and after the time that the hedging and/or trading activities are being conducted. The Company and the Issuer acknowledge that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes or any of the documents executed in connection herewith.
(ww) U.S. Real Property Holding Corporation. None of the Company, the Issuer nor any of its Subsidiaries, is or has ever been a U.S. real property holding corporation within the meaning of Section 897 of the Code and the Company, the Issuer and each Subsidiary shall so certify upon any Buyer’s request.
(xx) Private Placement. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company or the Issuer to the Buyers as contemplated hereby.
4.COVENANTS.
(a)Best Efforts. Each party shall use its best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.
(b)Holding Company Reorganization. As soon as practicable following the Initial Closing, Senti Biosciences, Inc. and Senti Biosciences Holdings, Inc. shall complete the Holding Company Reorganization.
(c)Form D and Blue Sky. If required by applicable Law, the Company and the Issuer agrees to file a Form D with respect to the Securities as required under Regulation D. The Company and the Issuer shall, on or before the Initial Closing Date, take such action as the Company or the Issuer shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Initial Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers within fifteen (15) days of the Initial Closing Date. The Company and the Issuer shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following each Closing Date.
(d)    Reporting Status. Until the earlier of the date on which the Buyers shall have sold all of the Exchange Shares or the date on which none of the Notes are outstanding (the “Reporting Period”), the Issuer shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Issuer shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and the Issuer shall take all actions necessary to maintain its eligibility to register the Exchange Shares for resale by the Buyers (as defined below) on Form S-3.
(e)    Use of Proceeds. The Issuer shall use substantially all of the net proceeds from the sale of the Securities for general corporate purposes and to advance CMC and clinical trials for SENTI-202.
(f)[Reserved.]

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(g)Fees and Structuring Discount.
(i)Fees. The Company shall reimburse the Lead Investor or its designee(s) for reasonable documented out-of-pocket third-party costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including reasonable legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith) not reimbursed by the Company on or prior to the Initial Closing, which amount shall be payable only upon the Initial Closing and which amount, at the option of the Lead Investor, may be withheld by the Lead Investor from its Purchase Price at the Initial Closing to the extent not previously reimbursed by the Company, and which amount shall not exceed $250,000 without the prior approval of the Company. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.
(ii)Structuring Discount. The Company shall pay to the Lead Investor or its designee(s) (in addition to any other expense amounts paid to the Lead Investor or its counsel prior to the date of this Agreement): with respect to each Closing, a structuring discount (the “Structuring Discount”) of 3.0% of the aggregate principal amount of the Notes purchased at such Closing by the Lead Investor and Buyers brought in by the Lead Investor, which amounts will be withheld by the Lead Investor from its Purchase Price for any Notes purchased by it at the respective Closing to the extent not previously reimbursed by the Company. For the avoidance of doubt, the Lead Investor will not be entitled to the Structuring Discount with respect to Notes purchased by the Buyers listed on Schedule 4(f)(ii) hereto (and their respective affiliates).
(h)Pledge of Securities. The Company and the Issuer acknowledge and agree that the Securities may be pledged by any holder of Securities (an “Investor”) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. Any such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company or the Issuer with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(h) hereof. The Company and the Issuer hereby agree to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor provided that neither the Company nor the Issuer shall be obligated to deliver any legal opinion required in connection therewith unless required by the Company’s or the Issuer’s transfer agent to be issued by the Company’s or the Issuer’s legal counsel.
(i)Financial Information. The Issuer agrees to send the following to each Buyer during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, any Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K (or any analogous reports under the Exchange Act) and any registration statements (other than on Form S-8) or amendments filed pursuant to the Securities Act, (ii) within one (1) Business Day after the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or the Issuer (except to the extent the same are (x) filed or furnished to the SEC and available as described below; or (y) otherwise widely disseminated via a national news wire or similar service) and (iii) copies of any notices and other information made available or given to the stockholders of the Issuer generally, contemporaneously with the making available or giving thereof to the stockholders. Notwithstanding the foregoing, neither the Issuer nor the Company shall be obligated to send or deliver any of the foregoing to any of the Buyers to the extent any of them are filed, furnished or otherwise made publicly available on the Company’s or the Issuer’s website or the SEC’s EDGAR electronic filing system. As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

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(j)Disclosure of Transactions and Other Material Information. On or before the fourth Business Day following signing of this Agreement, the Issuer shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules and exhibits to this Agreement to the extent required to be included under Item 601 of Regulation S-K of the Exchange Act), the Registration Rights Agreement, the form of Notes, the form of Voting Agreement and the form of Guarantee) as exhibits to such filing (including all attachments, the “8-K Filing”). Immediately following the filing of the 8-K Filing with the SEC, no Buyer (other than the Lead Investor and any Buyer who agreed to receive material, nonpublic information in addition to the material, nonpublic information relating to the Transaction Documents (such additional material, nonpublic information received by any Buyer, other than the Lead Investor, the “Additional Non-Public Information,” and such Buyers, together with the Lead Investor, the “Excluded Investors”)) shall be in possession of any material, nonpublic information received from the Company, the Issuer, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 8-K Filing or in prior filings with the SEC. In the event of a breach of the foregoing covenant by the Company, the Issuer, any of its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates and agents, in addition to any other remedy provided herein or in the Transaction Documents, any Buyer (other than an Excluded Investor) shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, the Issuer, its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates or agents. No Buyer (other than any Excluded Investor) shall have any liability to the Company, the Issuer, its Subsidiaries, or any of its or their respective officers, directors, employees, affiliates or agents for any such disclosure. To the extent that the Company, the Issuer, its Subsidiaries or any of its or their respective officers, directors, employees, affiliates or agents delivers any material, nonpublic information to a Buyer (other than any Excluded Investor) without such Buyer’s prior written consent, the Company and the Issuer hereby covenant and agree that such Buyer shall not have any duty of confidentiality to the Company, the Issuer, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to the Company, the Issuer, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, nonpublic information. Subject to the foregoing, none of the Company, the Issuer, its Subsidiaries nor any Buyer (other than any Excluded Investor) shall issue any press releases or any other public statements with respect to the transactions contemplated hereby (other than filings required by such Buyer pursuant to Section 13 or Section 16 of the Exchange Act), without the prior consent of the Issuer, with respect to any press release of any such Buyer, or without the prior consent of each Buyer (other than any Excluded Investor), with respect to any press release of the Company or the Issuer; provided, however, that the Company and the Issuer shall be entitled, without the prior approval of any Buyer (other than any Excluded Investor), to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law, regulation or any Eligible Market on which the Issuer's securities are then listed or quoted (provided that in the case of clause (i) each Buyer (other than any Excluded Investor) shall be consulted by the Company or the Issuer in connection with any such press release or other public disclosure prior to its release). Except for the Registration Statement required to be filed pursuant to the Registration Rights Agreement, without the prior written consent of any applicable Buyer, none of the Company, the Issuer nor any of its Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise other than (x) disclosure as required by law, regulation or any Eligible Market on which the Issuer’s securities are then listed or quoted or (y) disclosure relating to a Buyer solely on information disclosed from such Buyer’s filings made pursuant to Section 13 of the Exchange Act. No later than the date of Stockholder Approval, the Issuer shall issue a press release and/or a Current Report on Form 8-K (the actual date of such press release and/or Current Report on Form 8-K, the “Disclosure Date”) disclosing the Additional Non-Public Information (to the extent such information continues to be material nonpublic information as of such time). Consequently, following the Disclosure Date, no Buyer (other than the Lead Investor) shall be in possession of any material non-public information concerning the Company disclosed to the Buyers by the Company, the Issuer, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents. The Company understands and confirms that the Buyers will rely on the foregoing representation in effecting securities transactions.

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(k)Additional Notes; Variable Securities. For so long as any Notes remain outstanding, the Company shall not issue any Notes other than to the Buyers as contemplated hereby and the Company and the Issuer shall not issue any other securities that would cause a breach or default under the Notes. For so long as any Notes remain outstanding, the Company and the Issuer shall not, in any manner, without the prior written consent of the Lead Investor, (i) issue or sell any rights, warrants or options to subscribe for or purchase Issuer Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Issuer Common Stock at a price which varies or may vary with the market price of the Issuer Common Stock, including by way of one or more reset(s) to any fixed price or (ii) enter into, or effect any transaction under, any agreement, including, but not limited to, an equity line of credit, an “at-the-market” offering or similar agreement, whereby the Company or the Issuer may issue securities at a future determined price Notwithstanding the foregoing, the provisions of this Section 4(k) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Notes) or to any Post-Transaction Merger (as defined in the Notes). Any Buyer shall be entitled to obtain injunctive relief against the Company and the Issuer to preclude any such issuance, which remedy shall be in addition to any right to collect damages.
(l)Corporate Existence. For so long as any Notes remain outstanding, the Company and the Issuer shall each maintain its corporate existence, as applicable, and shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company and the Issuer are in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes.
(m)Reservation of Shares. So long as any Buyer owns any Securities, the Issuer shall take all action necessary to at all times have authorized, and reserved for issuance with respect to the Notes a number of shares of Issuer Common Stock which equals or exceeds 150% of the maximum number of Exchange Shares issued and issuable pursuant to the terms of the Notes (without taking into account any limitations on the issuance thereof pursuant to the terms of the Notes)(the “Required Reserve Amount”). Upon any increase in the number of authorized or unreserved shares of Issuer Common Stock of the Issuer following the date hereof, the Issuer shall use such increased number of authorized shares to satisfy its obligations to keep the Required Reserve Amount of shares reserved for the Securities before reserving or using shares for any other purpose. The initial number of shares of Issuer Common Stock reserved for exchange or redemption of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the Buyers, based on the total number of shares of Issuer Common Stock issuable upon exchange pursuant to the terms of the Notes (without regard to any limitations in exercise) issued to each Buyer on the Closing Date (the “Authorized Share Allocation”). In the event that a Buyer shall sell or otherwise transfer any of its Notes, each transferee shall be allocated a pro rata portion of such holder’s Authorized Share Allocation with respect to the portion of the Notes being transferred. Any shares of Issuer Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the holders of the remaining Notes, pro rata based on the Exchange Shares issuable pursuant to the terms of the Notes then held by such holders (without regard to any limitations on the exchange or redemption of the Notes).
(n)Conduct of Business. The business of the Company, the Issuer and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, including, without limitation, FCPA and other applicable Anti-Bribery Laws, OFAC regulations and other applicable Sanctions Laws, and Anti-Money Laundering Laws.
(i)None of the Company, the Issuer, nor any of its Subsidiaries or affiliates, directors, officers, employees, representatives or agents shall:
(a)    conduct any business or engage in any transaction or dealing with or for the benefit of any Blocked Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Blocked Person;
(b)    deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to the applicable Sanctions Laws;

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(c)    use any of the proceeds of the transactions contemplated by this Agreement to finance, promote or otherwise support in any manner any illegal activity, including, without limitation, any Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws; or
(d)    violate, attempt to violate, or engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, any of the Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws.
(ii)The Company and the Issuer shall maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, the Issuer and its Subsidiaries and their directors, officers, employees, agents representatives and affiliates with the Sanctions Laws and Anti-Bribery Laws.
(iii)The Company shall promptly notify the Buyers in writing if any of the Company, the Issuer or any of its Subsidiaries or affiliates, directors, officers, employees, representatives or agents, shall become a Blocked Person, or become directly or indirectly owned or controlled by a Blocked Person.
(iv)The Company shall provide such information and documentation as the Buyers or any of their affiliates may require to satisfy compliance with the Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws.
(v)The covenants set forth above shall be ongoing for so long as any Notes remain outstanding. The Company shall promptly notify the Buyers in writing should it become aware (a) of any changes to these covenants, or (b) if it cannot comply with the covenants set forth herein. The Company shall also promptly notify the Buyers in writing should they become aware of an investigation, litigation or regulatory action relating to an alleged or potential violation of the Anti-Money Laundering Laws, Sanctions Laws, and Anti-Bribery Laws.
(o)Additional Issuances of Securities.
(i)For purposes of this Section 4(o), the following definitions shall apply.
(1)“Convertible Securities” means any stock or securities (other than Options (as defined below)) convertible into or exercisable or exchangeable for shares of Issuer Common Stock.
(2)“Options” means any rights, warrants or options to subscribe for or purchase shares of Issuer Common Stock or Convertible Securities.
(3)“Common Stock Equivalents” means, collectively, Options and Convertible Securities.
(ii)From the date hereof until June 15, 2026, the Issuer will not, without the prior written consent of the Lead Investor, (A) directly or indirectly, file any registration statement with the SEC other than the Registration Statement (as defined in the Registration Rights Agreement) and registration statements on Form S-8 and shall not file any prospectus supplement with respect to any Subsequent Placement (as defined below), (B) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Issuer Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”), or (C) be party to any solicitations, negotiations or discussions with regard to the foregoing. The restrictions contained in this subsection (ii) of this Section

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4(o) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Notes) or to any Post-Transaction Merger (as defined in the Notes).
(iii)To the extent the Company and the Issuer, as applicable, have used reasonable efforts to progress through all necessary approvals and filings required to close the transactions contemplated by the CVR Term Sheet dated as of March 19, 2026 and require additional financing to continue operating the business, the Lead Investor agrees to undertake one or more of the following actions in due course (whereby selection of measures shall be in the Lead Investor’s sole discretion): to purchase early the Additional Notes; to permit the Company or the Issuer, as applicable, to undertake a Subsequent Placement or other financing round to sell securities other suitable investors; or to take other reasonable measures to ensure the Company and the Issuer are able to continue operations as required by the Notes and this Agreement.
(p)Stockholder Approvals. As promptly as practicable after the date hereof, the Issuer shall provide each stockholder entitled to vote at the next special or annual meeting of stockholders of the Issuer (the “Stockholder Meeting”), which shall be promptly called and held, on or prior to the 2026 annual meeting of stockholders of the Issuer, as promptly as practicable but in any event not later than August 31, 2026 (the “Stockholder Meeting Deadline”), a proxy statement, substantially in the form which has been previously reviewed by the Buyers and McDermott Will & Schulte LLP, at the expense of the Issuer (but subject to the reimbursement of fees terms contemplated by Section 4(g)(i)), soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approving the Issuer’s issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law, the provisions of the Bylaws and the rules and regulations of the Principal Market without giving effect to the Exchange Cap (as defined and as set forth set forth in the Notes) (such affirmative approval being referred to herein as the “Stockholder Approval”), and the Issuer shall use its reasonable best efforts to solicit its stockholders’ approval of such resolutions, including, without limitation, (x) causing the Board of Directors of the Issuer to recommend to the stockholders that they approve such resolutions, (y) using reasonable best efforts to cause the officers and directors of the Issuer who hold shares of Issuer Common Stock to be present at such stockholder meeting for quorum purposes (including by proxy) and (z) using reasonable best efforts to cause the officers and directors of the Issuer to vote their respective shares of Issuer Common Stock in accordance with the recommendation of the Issuer’s board of directors. The Issuer shall be obligated to use its reasonable best efforts to obtain the Stockholder Approval by the Stockholder Meeting Deadline. If, despite the Company’s reasonable best efforts the Stockholder Approval is not obtained on or prior to the Stockholder Meeting Deadline, the Company shall cause one additional Stockholder Meeting to be held soliciting the Stockholder Approval.
(q)Voting Agreement. The Issuer shall use its best efforts to effectuate the transactions contemplated by the Voting Agreements. The Issuer shall not amend or waive any provision of the Voting Agreement and shall enforce the provisions of the Voting Agreement in accordance with its terms. If any party to a Voting Agreement breaches any provisions of the Voting Agreement, the Issuer shall promptly use its best efforts to seek specific performance of the terms of the Voting Agreement. In addition, if the Issuer receives any notice from any party pursuant to the Voting Agreement, the Issuer shall promptly, but in no event later than two (2) Business Days, deliver a copy of such notice to each Buyer.
(r)Collateral Agent. The parties shall appoint a collateral agent on terms mutually agreed upon by the Company and the Lead Investor, and all fees and expenses of such collateral agent shall be paid by the Issuer.
(s)FAST Compliance. While any Securities are outstanding, the Issuer shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.
(t)Company’s Operations. While any Notes are outstanding, the Company, the Issuer and each of its Subsidiaries shall not be an “investment company,” and affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

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(u)No Integration. None of the Company, the Issuer, its Subsidiaries, their affiliates and any Person acting on their behalf shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Eligible Market such that it would require shareholder approval prior to the closing of such other transaction.
(v)Notice of Disqualification Events. The Company and the Issuer will notify the Buyers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.
5.REGISTER; TRANSFER AGENT INSTRUCTIONS.
(a)Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes in which the Company shall record the name and address of the Person in whose name the Notes have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person and the number of Exchange Shares issued and issuable pursuant to the terms of the Notes. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.
(b)Transfer Agent Instructions. The Issuer shall issue irrevocable instructions to the Transfer Agent to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Exchange Shares in such amounts as specified from time to time by each Buyer to the Issuer pursuant to the terms of the Notes, in the form attached hereto as Exhibit E (the “Irrevocable Transfer Agent Instructions”). The Issuer represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(h) hereof, will be given by the Issuer to the Transfer Agent, and any subsequent transfer agent with respect to the Exchange Shares, and that the Exchange Shares shall otherwise be freely transferable on the books and records of the Issuer, as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(h), the Issuer shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves the Exchange Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the Transfer Agent shall issue such Exchange Shares to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Issuer shall use its best efforts to ensure that the Exchange Shares be issued without any restrictive legend, including, but not limited to, (i) causing its counsel to issue any legal opinion or any other document or information as may be required by the Transfer Agent to issue such Exchange Shares to the Buyer, assignee or transferee, as the case may be, without any restrictive legend and (ii) paying all fees and expenses in connection with satisfying its obligations under this Section 4(b), including, but not limited to, those incurred for providing any legal opinion to Transfer Agent. The Issuer acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers. Accordingly, the Issuer acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Issuer of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.
(c)Manner of Sale. Each Buyer, severally and not jointly with the other Buyers, agrees with the Company and the Issuer that such Buyer will sell any Securities pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and acknowledges that the removal of the restrictive legend from certificates

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representing Securities as set forth in this Section 5 is predicated upon the Company’s reliance upon this understanding.
6.CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.
The obligation of the Company hereunder to issue and sell the Notes to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions (unless otherwise noted), provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:
(i)Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.
(ii)Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of the Lead Investor, the Structuring Discount and amounts withheld pursuant to Section 4(g)) by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.
(iii)Within 30 days of the Initial Closing, Senti Biosciences Holdings, Inc., Senti Holdings, Inc., Senti Biosciences, Inc. and CPIF II-7 Limited shall have executed the definitive documents contemplated by the CVR Term Sheet dated as of March 19, 2026.
(iv)The representations and warranties of such Buyer shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.
(v)No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.
(vi)The Lead Investor and any of its affiliates holding securities of the Issuer shall have executed the Voting Agreement and delivered the same to the Company.
7.CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.
The obligation of each Buyer hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the applicable Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:
(i)With respect to the Initial Closing, the Issuer shall have consummated its previously disclosed holding company reorganization (the “Holding Company Reorganization”), pursuant to which Senti Biosciences, Inc. will merge with and into Senti Biosciences Merger Sub, Inc., with Senti Biosciences, Inc. surviving as a wholly-owned direct subsidiary of the Company.
(ii)There have been no changes to the composition of the Board of Directors of the Issuer since March 19, 2026, except in connection with the consummation of any Post-Transaction Merger (as defined in the Notes) or pursuant to the Holding Company Reorganization.

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(iii)The Company, the Issuer and each Subsidiary, as applicable, shall have duly executed and delivered to such Buyer (i) each of the Transaction Documents, (ii) the Notes (allocated in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement, (iii) the Guarantees and (iv) the Security Agreement.
(iv)Such Buyer shall have received the opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, the Company’s and the Issuer’s counsel, dated as of the applicable Closing Date, in the form attached hereto as Exhibit F.
(v)The Issuer shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, which instructions shall have been delivered to and acknowledged in writing by the Transfer Agent.
(vi)The Issuer shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company, the Issuer and each of its Subsidiaries in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days prior to the Closing Date.
(vii)The Company shall have delivered to such Buyer a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each material jurisdiction in which the Company conducts business and is required to so qualify, as of a date within ten (10) days prior to the Closing Date.
(viii)The Issuer shall have delivered to such Buyer a certificate evidencing the Issuer’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each material jurisdiction in which the Issuer conducts business and is required to so qualify, as of a date within ten (10) days prior to the Closing Date.
(ix)The Company shall have delivered to such Buyer a certified copy of its certificate of incorporation as certified by the Secretary of State of the State of Delaware (or a fax or pdf copy of such certificate) within ten (10) days prior to the Closing Date.
(x)The Issuer shall have delivered to such Buyer a certified copy of its certificate of incorporation as certified by the Secretary of State of the State of Delaware (or a fax or pdf copy of such certificate) within ten (10) days prior to the Closing Date.
(xi)The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(d) as adopted by the Company’s Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Company’s certificate of incorporation and (iii) the Company’s bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit G-1.
(xii)The Issuer shall have delivered to such Buyer a certificate, executed by the Secretary of the Issuer and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(d) as adopted by the Issuer’s Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Issuer’s certificate of incorporation and (iii) the Issuer’s bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit G-2.
(xiii)The representations and warranties of the Company and the Issuer shall be true and correct in all material respects, except for those representation and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such specified date) and the Company and the Issuer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of each of

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the Company and the Issuer, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit H.
(xiv)The Issuer shall have delivered to such Buyer a letter from the Transfer Agent certifying the number of shares of Issuer Common Stock outstanding as of a date within five (5) days before the Closing Date.
(xv)The Issuer Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market.
(xvi)The Company and the Issuer shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities and the transactions contemplated by the Transactions Documents and all payments thereunder.
(xvii)No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.
(xviii)Such Buyer shall have received the Company’s wire instructions on the Company’s letterhead duly executed by an authorized executive officer of the Company.
(xix)Since the date of this Agreement, no event or series of events shall have occurred that reasonably would be expected to result in a Material Adverse Effect.
(xx)The Issuer shall have delivered to each Buyer a voting agreement, in the form attached hereto as Exhibit I, executed and delivered by each of the Persons listed on Schedule 7(xxiv) (collectively, the “Voting Agreements”).
(xxi)The Company and the Issuer shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.
8.TERMINATION.
(a) In the event that the Initial Closing shall not have occurred with respect to a Buyer on or before fifteen (15) Business Days from the date hereof (or such other date and time as is mutually agreed to in writing by the Company, the Issuer and the Lead Investor) due to the Company’s, the Issuer’s or such Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the Lead Investor or its designee(s), as applicable, for the expenses described in Sections 4(g) and Section 9(a).
(b)In the event that an Additional Closing shall not have occurred with respect to a Buyer within fifteen (15) Business Days following the date on which the Lead Investor delivers an Additional Closing Notice to the Company and all of the conditions set forth in Sections 6 and 7 above have been satisfied or waived with respect to such Buyer (other than those conditions that by their nature are to be satisfied at the Initial Closing) (or such other date and time as is mutually agreed to in writing by the Company, the Issuer and the Lead Investor), the party that has satisfied or is prepared to satisfy all of its applicable conditions precedent shall have the option to terminate this Agreement with respect to the defaulting party at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party; provided, however,

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that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the Lead Investor or its designee(s), as applicable, for the expenses described in Sections 4(g) and Section 9(a).
9.MISCELLANEOUS.
(a)Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. If this Agreement is enforced through any legal proceeding or a Buyer otherwise takes action to enforce the provisions of this Agreement and the relevant court finds in the Buyer’s favor, the Company shall be obligated to reimburse such Buyer or its designee(s), as applicable, shall pay the costs incurred by such Buyer for such enforcement, action or other proceeding, including, but not limited to, attorneys’ fees and disbursements.
(b)Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.
(c)Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
(d)Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).
(e)Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, the Issuer, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and,

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except as specifically set forth herein or therein, none of the Company, the Issuer nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company, the Issuer and the holders of at least a majority of the aggregate number of shares of Issuer Common Stock issued and issuable under the Notes (without regard to any restriction or limitation on the exchange or redemption of the Notes) and shall include the Lead Investor so long as the Lead Investor or any of its affiliates (the “Required Holders”) holds any Securities, and any amendment or waiver to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities as applicable. No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents and the holders of the Notes. The Company and the Issuer have not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company and the Issuer confirm that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or the Issuer or otherwise.
(f)Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or any of the other Transaction Documents must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice) or (iv) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:
If to the Company or the Issuer:
Senti Biosciences, Inc. / Senti Holdings, Inc.
2 Corporate Drive, First Floor
South San Francisco, CA 94080
Attention: Chief Executive Officer
[***]
with a copy (for informational purposes only) to:
Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP
One Bush Plaza, Suite 1200
San Francisco, California 94104

Telephone:    (415) 978-9803
Facsimile:    (650) 321-2800
Attention:    Alexa Belonick, Esq.
        Kirt Shuldberg, Esq.
E-mail:        [***]
        [***]

If to the Transfer Agent:

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Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Telephone:    (800) 509-5586

Attention:    Stacy Aqui
E-mail:        [***]

If to a Buyer, to its address, facsimile number and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, with a copy (for informational purposes only) to:
McDermott Will & Schulte LLP
919 Third Avenue
New York, New York 10022
Telephone:    (212) 756-2000
Facsimile:    (212) 593-5955
Attention:    Eleazer N. Klein, Esq.
        David Curtiss, Esq.
E-mail:        [***]
        [***]

or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.
(g)Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. Neither the Company nor the Issuer shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Transaction (unless the Company and the Issuer are in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes). A Buyer may assign some or all of its rights hereunder without the consent of the Company or the Issuer, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.
(h)No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees (as defined below) referred to in Section 9(k), who shall have the right to enforce the obligations of the Company with respect to such section.
(i)Survival. Unless this Agreement is terminated under Section 8, the representations and warranties of the Company, the Issuer and the Buyers contained in Sections 2 and 3, and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

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(j)Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as are reasonably necessary in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
(k)Indemnification.
(i)In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s and the Issuer’s other obligations under the Transaction Documents, the Company and the Issuer shall, jointly and severally, defend, protect, indemnify and hold harmless such Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable and documented expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company or the Issuer in the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company or the Issuer contained in the Transaction Documents or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or the Issuer, but other than by any affiliate of any Buyer) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of any of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) the public announcement by the Issuer of the Transaction Documents and/or the issuance of the Securities pursuant to Section 4(j) or (iv) the status of such Buyer or holder of the Securities either as an investor in the Company or the Issuer pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief), unless such action is based primarily upon a breach of such Buyer’s representations, warranties, or covenants under the Transaction Documents, or any violations by such Buyer of state or federal securities laws or any conduct by such Buyer which constitutes fraud, gross negligence or willful misconduct. To the extent that the foregoing undertaking by the Company or the Issuer may be unenforceable for any reason, the Company and the Issuer shall, jointly and severally, make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.
(ii)Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying

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party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the indemnified party and its affiliates in respect of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or wrongdoing or malfeasance by or on behalf of, the indemnified party. No indemnified party will, except with the consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement of any action for which such indemnified party is seeking indemnification hereunder.
(l)Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Issuer Common Stock and any other numbers in this Agreement that relate to the Issuer Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Issuer Common Stock after the date of this Agreement.
(m)Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company and the Issuer recognize that in the event that such entity fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company and the Issuer therefore agree that any Buyers shall be entitled to seek specific performance and/or temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.
(n)Exercise of Rights. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company or the Issuer does not timely perform its related obligations within the periods therein provided, then such Buyer may continue to exercise its other rights, elections, demands and options hereunder and under any other Transaction Document from time to time as if such original right, election, demand or option had not been exercised without prejudice to its future actions, rights and remedies.
(o)Payment Set Aside. To the extent that the Company or the Issuer makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company or the Issuer, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
(p)Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company and the Issuer acknowledge, and each Buyer confirms, that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the

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Buyers are in any way acting in concert or as a group, and the Company and the Issuer shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company and the Issuer acknowledge, and each Buyer confirms, that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company and the Issuer acknowledge and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company and the Issuer, not the action or decision of any Buyer, and was done solely for the convenience of the Company and the Issuer and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company, the Issuer and a Buyer, solely, and not between the Company, the Issuer and the Buyers collectively and not between and among the Buyers.
[Signature Page Follows]

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IN WITNESS WHEREOF, each Buyer, the Company and the Issuer have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
SENTI HOLDINGS, INC.
By:	/s/ Timothy Lu
	Name:	Timothy Lu
	Title:	Chief Executive Officer

SENTI BIOSCIENCES, INC.
By:	/s/ Timothy Lu
	Name:	Timothy Lu
	Title:	Chief Executive Officer

SENTI BIOSCIENCES HOLDINGS, INC.
By: Senti Biosciences, Inc., its sole stockholder
By:	/s/ Timothy Lu
	Name:	Timothy Lu
	Title:	Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer, the Company, Senti Biosciences, Inc. and Senti Biosciences Holdings, Inc. have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:
CPIF II-7 LIMITED
By:	/s/ John Cullinane
	Name:	John Cullinane
	Title:	Authorized signatory

Maximum Percentage:	☐	4.99%
	☐	9.80%

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

EXHIBITS
Exhibit A        Form of Note
Exhibit B        Form of Guarantee
Exhibit C        Form of Security Agreement
Exhibit D        Form of Registration Rights Agreement
Exhibit E        Form of Irrevocable Transfer Agent Instructions
Exhibit F        Form of Opinion of Company’s Counsel
Exhibit G-1        Form of Company’s Secretary’s Certificate
Exhibit G-2        Form of Issuer’s Secretary’s Certificate
Exhibit H        Form of Officer’s Certificate
Exhibit I        Form of Voting Agreement